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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        MEDICAL ADVISORY SYSTEMS, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:
                   Common Stock, par value $0.005 per share
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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                         MEDICAL ADVISORY SYSTEMS, INC.
                        8050 SOUTHERN MARYLAND BOULEVARD
                             OWINGS, MARYLAND 20736
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 12, 2001


To the Stockholders:

        The 2001 Annual Meeting of Stockholders of Medical Advisory Systems, Inc. will be held at the Colony South Hotel and Conference Center, 7401 Surratts Drive, Clinton, Maryland 20735 on Thursday, April 12, 2001 at 3:00 p.m. local time for the following purposes:

        1. To elect seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

        2. To ratify options granted under the Company's January 13, 2000 Amended and Restated Employee and Directors Stock Option Plan;

        3.     To ratify the appointment of independent accountants for 2001;
               and

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on March 5, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, stockholders are urged to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible.


                                    By order of the Board of Directors,

                                    /s/ Robert P. Crabb

                                    Robert P. Crabb
                                    Secretary


Dated:  March 12   , 2001
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YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
IMMEDIATELY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.